SUPPLEMENT TO THE PROSPECTUS
Supplement dated April 15, 2021, to the Prospectus dated March 30, 2021.

MFS® Growth Fund

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Bradford Mak	June 2021	Investment Officer of MFS

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Bradford Mak	Portfolio Manager	Employed in the investment area of MFS since 2010

1045291 1                 MEG-SUP-I-041521